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                               PIMCO ADVISORS VIT
                                  (the "Trust")
                       Supplement dated February 27, 2004
                       to the Prospectus dated May 1, 2003

On February 12, 2004, the staff of the Securities and Exchange Commission (the "Commission") informed PEA Capital LLC (hereafter, PEA Capital, also formerly known as PIMCO Equity Advisors LLC), the sub-adviser to the PEA Renaissance and PEA Science & Technology Portfolios, and PIMCO Advisors Fund Management LLC ("PAFM"), that it intended to recommend that the Commission bring a civil administrative action (the "Potential Action") against PEA Capital and PAFM seeking a permanent injunction, disgorgement plus prejudgment interest and civil penalties in connection with the Commission's investigation of "market timing" and related trading activities in certain funds advised by PEA Capital and PAFM that are not part of the Trust. The Potential Action does not allege any inappropriate activity took place in the Trust and the Trust is not named in the Potential Action.

On February 16, 2004, PEA Capital agreed to pay approximately $1.6 million to the funds referenced above. This amount represents profits that would otherwise have been realized by the funds' shareholders as well as PEA Capital's decision to rebate all fees earned on assets of the short-term trades and other collective investment advisory accounts managed by PEA Capital.

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P ("ADAM"), PIMCO Advisors Distributors LLC, ("PAD"), PEA Capital and Pacific Investment Management Company LLC ("PIMCO"), sub-adviser to the OpCap Managed Portfolio, in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds managed by PEA Capital and PIMCO that are not part of the Trust. The complaint does not allege any market timing activity took place in the Trust and the Trust is not named in the New Jersey Attorney General's complaint.

On February 20, 2004, a class action lawsuit was filed in the United States District Court, District of New Jersey on behalf of certain shareholders against ADAM, Oppenheimer Capital LLC, PAD, PIMCO, PEA Capital, the Trust and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of another trust. This complaint, however, does not allege any market timing activity took place in the Trust.

In November 2003, the Commission settled an enforcement action against an unaffiliated broker-dealer relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements relating to the sale of mutual fund shares. In that connection, certain PIMCO -related entities and their affiliates are under investigation by the Commission relating to directed brokerage and revenue-sharing arrangements involving open-end investment companies they advise. These entities and certain of their affiliates also have been named as defendants in a putative class action lawsuit that challenges the brokerage and distribution arrangements of open-end investment companies advised by the PIMCO-related entities and their affiliates, including revenue sharing arrangements. The complaint, filed in U.S. District Court, District of Connecticut, on February 17, 2004, generally alleges that the investment adviser to these funds inappropriately used assets of these open-end investment companies to pay brokers to promote the investment companies by directing brokerage transactions to such brokers, and did not fully disclose such arrangements to shareholders. The lawsuit seeks unspecified compensatory damages. In addition, the Attorney General of the State of California has publicly announced an investigation into the matters referenced above. The Trust has not been named in any of the matters described above.

Additional lawsuits and regulatory actions arising out of these circumstances and presenting similar allegations may be filed against ADAM and the PIMCO-related entities, including the Trust.

ADAM, the PIMCO-related entities and outside counsel have conducted an internal investigation into the matters raised by the Commission, the New Jersey Attorney General's complaint and the class action complaints and are fully cooperating with its regulators and federal and state authorities. The Trust, OpCap Advisors (the Trust's investment adviser), PEA Capital and PIMCO believe that these developments will not have a material adverse effect on the Trust or the Portfolios or on OpCap Advisors, PEA Capital or PIMCO's ability to perform under their respective investment advisory and portfolio management agreements relating to the Portfolios.

The foregoing speaks only as of the date of this Supplement. The information set forth may be supplemented if, in the judgment of the Trust any litigation or regulatory action (1) is likely to have a material adverse effect on any Portfolio of the Trust or (2) is likely to have a material adverse effect on the ability of OpCap Advisors, PEA Capital or PIMCO to perform their respective investment advisory services relating to the Trust or its Portfolios. However, the Trust, OpCap Advisors, PEA Capital, and PIMCO each disclaim any obligation to update this disclosure in the absence of related events that would be expected to have a material adverse effect on the Trust or Portfolios or on OpCap Advisors, PEA Capital or PIMCO's ability to perform under such agreements.